Proxy Statement Pursuant to Section 14(a) of the
                  Securities Exchange Act of 1934

     Filed by the registrant: /X/

     Filed by a party other than the registrant / /
     Check the appropriate box:

     /X/    Preliminary proxy statement
     / /    Confidential, for use of the Commission only
            (as permitted by Rule 14a-6(e)(2))
     / /    Definitive proxy statement
     / /    Definitive additional materials
     / /    Soliciting material pursuant to Rule 14(a)-11(c) or Rule 14a-12

                           NetSol International, Inc.
                (Name of Registrant as Specified in Its Charter)

                Board of Directors of NetSol International, Inc.
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

     /X/    No fee required
     / /    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
            0-11.

            (1) Title of each class of securities to which transaction applies:

 ...............................................................................

            (2) Aggregate number of securities to which transaction applies:

 ...............................................................................

            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

 ....................................................................

            (4) Proposed maximum aggregate value of transaction:

            (5) Total fee paid:

 ..............................................................................

/ / Fee paid previously with preliminary materials:

 ..............................................................................

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)      Amount previously paid:

 ...............................................................................

           (2)      Form, Schedule or Registration Statement No.:

 ..............................................................................

           (3)      Filing party:

 ..............................................................................

           (4)      Date filed:

 ..............................................................................

                           NetSol International, Inc.
                          24025 Park Sorrento, Suite 220
                            Calabasas, CA 91302

Dear NetSol Shareholder:

You are cordially invited to attend the annual meeting of shareholders of NetSol International, Inc. on November 29, 2000 at 10:00 a.m. local time.

The meeting will be held at company headquarters, 24025 Park Sorrento Drive, Calabasas, California 91302. If you plan to attend the meeting, please contact Kathy Madha at NetSol 818-222-9195.

For overnight accommodations, the Country Inn & Suites, telephone 818-222-5300, is within walking distance of the company's offices. Other hotels near by are:
Radisson Hotel, telephone (818) 707-1220, address 30100 Agoura Road, Agoura Hills, 91301; Hilton & Towers, Woodland Hills, 6360 Canoga Ave. Woodland Hills, Telephone (818) 595-1000.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date and promptly return the enclosed proxy in the enclosed postage-paid envelope. If you decide to attend the annual meeting, you will of course be able to vote in person, even if you have previously submitted your proxy.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the company. We look forward to seeing you at the Annual Meeting.


Sincerely,



/s/ Salim Ghauri

Salim Ghauri
Chief Executive Officer

NetSol International, Inc.
24025 Park Sorrento, Suite 220
Calabasas, CA 91302

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                To be held November 29, 2000 To the Stockholders of NetSol International, Inc.:

     The Annual Meeting of Stockholders of NetSol International, Inc. (the "Company") will be held on November 29, 2000 at 10:00 a.m. local time at the Company's headquarters located at 24025 Park Sorrento, Suite 220, Calabasas, CA 91302.

         1. To elect directors, each to hold office for a term of one year ending in 2001 or when their successors are elected.

         2. To ratify the appointment of Stonefield Josephson, Inc. as the Company's independent auditors for fiscal 2001.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only stockholders of record as shown on the books of the Company at the close of business on November 1, 2000 the record date and time fixed by the Board of Directors, will be entitled to vote at the meeting and any adjournment thereof.

                                     By order of the Board of Directors
                                     NetSol International, Inc.

                                     /s/ Najeeb U. Ghauri

                                     Najeeb U. Ghauri
                                     PRESIDENT

October 24, 2000
Calabasas, California


         TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.



                           NetSol International, Inc.
                          24025 Park Sorrento, Suite 220,
                           Calabasas, CA 91302

           PROXY STATEMENT  GENERAL INFORMATION

SOLICITATION OF PROXIES

         This Proxy Statement is furnished to holders of the common stock, par value $.001 per share, of NetSol International, Inc., a Nevada corporation (the "Company"), in connection with the solicitation by the Company's Board of Directors of proxies for use at the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held on November 29, 2000, at 10:00 a.m. local time at the Company's headquarters located at 24025 Park Sorrento, Suite 220, Calabasas, CA 91302 and any and all adjournments thereof. The purpose of the Annual Meeting and the matters to be acted on there are set forth in the accompanying Notice of Annual Meeting of Stockholders.

         The Annual Meeting has been called for the purpose of electing eight directors to the Company's Board of Directors for a one-year term, to ratify the appointment of Stonefield Josephson, Inc. as the Company's independent auditors for fiscal 2000-2001, and to consider such other matters as may properly come before the Annual Meeting.

         Preparing and mailing the Notice of Annual Meeting, Proxy Statement and proxy to stockholders of record as of the close of business on November 1, 2000, will make solicitations of proxies. These materials are expected to be first mailed to stockholders on or about November 18, 2000. The cost of making the solicitation includes the cost of preparing and mailing the Notice of Annual Meeting, Proxy Statement and proxy and the payment of charges made by brokerage houses and other custodians, nominees and fiduciaries for forwarding documents to stockholders. In certain instances, officers of the Company may make special solicitations of proxies either in person or by telephone. Expenses incurred in connection with special solicitations are expected to be nominal. The Company will bear all expenses incurred in connection with the solicitation of proxies for the Annual Meeting.

VOTING AND REVOCATION OF PROXIES

         A stockholder giving a proxy on the enclosed form may revoke it at any time prior to the actual voting at the Annual Meeting by filing written notice of the termination of the appointment with an officer of the Company, by attending the Annual Meeting and voting in person or by filing a new written appointment of a proxy with an officer of the Company. The revocation of a proxy will not affect any vote taken prior to the revocation. Unless a proxy is revoked or there is a direction to abstain on one or more proposals, it will be voted on each proposal and, if a choice is made with respect to any matter to be acted upon, in accordance with such choice. If no choice is specified, the proxies intend to vote the shares represented thereby to approve Proposals No. 1, 2 and 3 as set forth in the accompanying Notice of Annual Meeting of Stockholders, and in accordance with their best judgment on any other matters that may properly come before the Annual Meeting.

VOTING AT THE MEETING

         Only stockholders of record at the close of business on November 1, 2000 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. On October 23, 2000, there were 11,075,039 shares of Common Stock outstanding as reported by the Company's transfer agent. Each share of Common Stock is entitled to one vote on the matters to be presented at the Annual Meeting.

         A majority of the votes entitled to be cast on matters to be considered at the Annual Meeting, present in person or by proxy, will constitute a quorum at the Annual Meeting. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for all other matters. Abstentions and broker nonvotes will be counted for purposes of determining the presence or absence of a quorum. "Broker nonvotes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Under applicable Nevada law, the effect of broker nonvotes on a particular matter depends on whether the matter is one as to which the broker or nominee has discretionary voting authority. The effect of broker nonvotes on the specific items to be brought before the Annual Meeting is discussed under each item.

         A list of those stockholders entitled to vote at the Annual Meeting will be available for a period of ten days prior to the Annual Meeting for examination by any stockholder at the Company's principal executive offices, 24025 Park Sorrento, Suite 220, Calabasas, CA 91302, and at the Annual Meeting.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL #1)

GENERAL INFORMATION

         The Bylaws of the Company provide that the Company is authorized to have up to nine directors, and that stockholders will elect the directors of the Company at each annual meeting. Directors are elected to serve a one-year term. Directors being elected at the Annual Meeting will serve until the Company's next annual meeting of stockholders, or until their successors have been duly elected and qualified. The Board of Directors does not contemplate that any of the persons it will nominate will be unable or unwilling to serve as a director. However, if that should occur, the Board of Directors when voting at the Annual Meeting may select the individuals named as the proxies reserve the right to substitute another person as.

The board is currently comprised of seven members.

         The eight nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote for them, a quorum being present, shall be elected as directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instruction to the contrary. Abstentions, broker nonvotes and instructions on the accompanying proxy to withhold authority to vote for one or more nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action.

         THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED BELOW.

INFORMATION REGARDING NOMINEES

         All nominees have consented to serve if elected, but if any becomes unable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee. The stockholders have previously elected all director candidates. The name, age, business experience and offices held by each director nominee are as follows:

------------------------------------- ----------------------------------- -----------------------------------
Name and Age                          Director Since                      Position with the Company
------------------------------------- ----------------------------------- -----------------------------------
Najeeb U. Ghauri (46)                 1997                                President, Director
------------------------------------- ----------------------------------- -----------------------------------
Irfan Mustafa (49)                    1997                                Chairman of the Board, Director
------------------------------------- ----------------------------------- -----------------------------------
Salim Ghauri (45)                     1999                                Chief Executive Officer, Director
------------------------------------- ----------------------------------- -----------------------------------
Naeem Ghauri (43)                     1999                                Chief Operation Officer, Director
------------------------------------- ----------------------------------- -----------------------------------
Shahab Ghauri (50 )                   1999                                Director
------------------------------------- ----------------------------------- -----------------------------------
Waheed Akbar (49)                     1999                                Director
------------------------------------- ----------------------------------- -----------------------------------
Cary Burch (39 )                      1999                                Director
------------------------------------- ----------------------------------- -----------------------------------
Nasim Ashraf (50 )                    N/A                                 Director
------------------------------------- ----------------------------------- -----------------------------------

     NAJEEB U. GHAURI, has served as the President and as a Director of the company since 1997. Mr. Ghauri has an M.B.A. in Marketing Management from the Claremont Graduate School (1983) and a B.S. degree in Management/Economics from Eastern Illinois University. Prior to joining the Company, Mr. Ghauri was part of the marketing team of Atlantic Richfield Company ("ARCO"), a Fortune 500 company, from 1987-1997 and with Unilever from 1983-1986. Mr. Ghauri was instrumental in the successful IPO of NetSol (formerly Mirage) in 1998, which traded on Over-the-Counter and later on NASDAQ listing in December 1999. He effectively assisted in orchestrating the divestment of a failing fashion business into a global IT company with operations in 5 countries. Mr. Ghauri is responsible for all the parent company operations in the US and global business. He is also the CEO of NetSol USA, Inc., a wholly owned subsidiary of NetSol.

     IRFAN MUSTAFA, has been the Chairman of the Board and Director of NetSol International, Inc. since the inception of the Company in April 1997. Mr. Mustafa has an M.B.A. from IMD (formerly Imede), Lausanne, Switzerland
(1975); an M.B.A. from the Institute of Business Administration, Karachi, Pakistan (1974); and a B.S.C. in Economics, from Punjab University, Lahore, Pakistan (1971). Mr. Mustafa began his 14 years career with Unilever, Plc where he where he was one of the youngest senior management and board member. Later, he was employed with Pepsi International from 1990 to 1997 as a CEO in Pakistan, Bangladesh, Sri Lanka and Egypt. He spent two years in the US with Pepsi in their Executive Development Program from 1996-97. Mr. Mustafa was relocated to Dubai as head of TRICON Middle East and North African regions. Pepsi International spun off TRICON in 1997. Mr. Mustafa has been a strategic advisor to NetSol from the beginning and has played a key role in every acquisition by the company. His active participation with NetSol management has helped the company to establish a stronger presence in Pakistan. Mr. Mustafa is a member of NetSol's Compensation Committee and the Audit Committee

     SALIM GHAURI has been with the Company since 1999 as the Chief Executive Officer and Director of the Company. Mr. Ghauri is also the CEO of Network Solutions (Pvt.) Ltd., a wholly owned subsidiary of the Company located in Lahore, Pakistan. Mr. Ghauri received his Bachelor of Science degree in Computer Science from University of Punjab in Lahore, Pakistan. Before Network Solutions (Pvt.) Ltd., Mr. Ghauri was employed with BHP in Sydney, Australia from 1987-1995, where he commenced his employment as a consultant. Mr. Ghauri was the original founder of Network Solutions, Pvt. Ltd in Pakistan s founded in 1996. built Under Mr. Ghauri's leadership, Network Solutions (Pvt) Ltd. gradually built a strong team of IT professionals and infrastructure in Pakistan and became the first software house in Pakistan certified as ISO 9001.

     NAEEM GHAURI is the Chief Operating Officer and Director of the Company since 1999. Mr. Ghauri is also the Managing Director of NetSol (UK) Ltd., a wholly owned subsidiary of the Company located in Milton Keys, England. Mr. Ghauri was responsible for the launch of NetSol eR, Inc. and NetSolConnect in Pakistan and spearheaded the acquisition of SuperNet AG, in Germany. Mr. Ghauri is the CEO for NetSol eR, Inc. Prior to joining the Company, Mr. Ghauri was Project Director for Mercedes-Benz Finance Ltd., a subsidiary of Daimler - Chrysler, Germany from 1994-1999. Mr. Ghauri supervised over 200 project managers, developers, analysis and users in nine European Countries. Mr. Ghauri earned his degree in Computer Science from Brighton University, England.

     SHAHAB GHAURI is a Director of the Company since 1999. Mr. Ghauri is currently the Managing Director of Network Solutions Group, UK Ltd. where he has been instrumental in streamlining and integrating this company after its acquisition in 1999. He was able to contain the losses and reduce the costs of the operation of a company, which was struggling in the initial stage. Mr. Ghauri was one of the key-founding members of Network Solutions, Pvt. Ltd., in which he injected all the initial seed capital. He is also very actively involved with the board in advising and making strategic decisions for global growth and expansion. Mr. Ghauri draws only 1-Pound Sterling salary as Managing Director of Network Solutions Group Ltd. Mr. Ghauri received his Bachelor of Arts degree in Economics from the University of Punjab in Pakistan in 1971.

     CARY BURCH is a Director of the Company since 1999. Mr. Burch is currently the President and CEO CreditNet, Inc., which is a division of First American CREDCO. He has an MBA from Pepperdine University and has attended Harvard Business School for a Senior Executive Management course. Mr. Burch is a member of NetSol's Compensation Committee and Audit Committee.

     WAHEED AKBAR is a Director of the Company since 1999. Dr. Akbar is an orthopedic surgeon with licenses in New York, Michigan, Florida and California. Dr. Akbar is the Past President of Saginaw County Medical Society, Past President of Medical Staff at St. Mary's Hospital and a present board member of Field Neuroscience Institute. Dr. Akbar has been instrumental in attracting a group of Pakistani-American physicians and business persons whom invested in NetSol in exchange of restricted shares in 1999-2000. Dr. Akbar assists the company's development team in furthering some key medical software applications, which is currently at R&D stage. Dr. Akbar actively pursues various financial opportunities for NetSol. Dr. Akbar is a member of NetSol's Compensation Committee and Audit Committee.

    NASIM ASHRAF is nominated to the Board for the first time for the 2000-2001 term. Dr. Nasim Ashraf is a prominent US based physician residing in Maryland. He has practiced medicine for nearly 25 years as a Nephrologist. He is also very actively involved in promoting and developing the young IT industry in Pakistan through his high level association with several ministries and cabinets in Pakistan. Dr. Ashraf has been a key figure in an effort to improve the US and Pakistan relationship and is very active in several educational, human development and medical causes in the under-develop countries. Dr. Ashraf will play a key role in financing and public relations activities in both the US and Pakistan.

     Messrs. Najeeb Ghauri, Salim Ghauri, Naeem Ghauri and Shahab Ghauri are brothers.

BOARD MEETINGS AND BOARD COMMITTEES

     The Company has a compensation committee and an audit committee. The audit committee and compensation committee each had one meeting during fiscal year 2000. The Company's board of directors had two meetings during fiscal year 2000.

EXECUTIVE COMPENSATION

     GENERAL. The Compensation paid to the Company's executive officers is administered by the Board of Directors and consists of base salaries, annual bonuses, awards made pursuant to the Company's Incentive Plan. The following table summarizes the total compensation for each of the last two fiscal years awarded to, earned by or paid to the Company's Chief Executive Officer and four most highly compensated executive officers of the Company (other than the Chief Executive Officer) who were serving as executive officers at the end of Fiscal 2000 (the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE

---------------------------- --------- ---------------------- ------------- ------------------------ ---------------------
Name and Principle Position  Year      Annual Compensation    Bonus         Awards Restricted        Underlying Options
                             ended     (1)                                  Stock  Securities (3)    (4)
---------------------------- --------- ---------------------- ------------- ------------------------ ---------------------
Najeeb U. Ghauri,            2000      $100,000               -0-           735,000 (12)             20,000 (8)
President, Director          1999      $100,00                -0-           705,000                  100,000 (9)
                                                                                                     150,000 (5)
                                                                                                     150,000 (5)
---------------------------- --------- ---------------------- ------------- ------------------------ ---------------------
Naeem Ghauri, Chief          2000      $150,000               -0-           1,376,416                20,000 (8)
Operations Officer,          1999      $150,000               $30,000       1,157,666                150,000 (5)
Director                                                      (11)                                   150,000 (5)
---------------------------- --------- ---------------------- ------------- ------------------------ ---------------------
Salim Ghauri,                2000      $100,000               -0-           1,386,416                20,000 (8)
Chief Executive              1999      $100,000               -0-           1,170,666                150,000 (5)
Officer, Director                                                                                    150,000 (5)
---------------------------- --------- ---------------------- ------------- ------------------------ ---------------------
Shahab Ghauri,               2000      -0-                    -0-           1,236,416                20,000 (8)
Director                     1999      -0-                    -0-           1,301,666                20,000 (10)
---------------------------- --------- ---------------------- ------------- ------------------------ ---------------------
Irfan Mustafa,               2000      -0-                    -0-           140,000                  20,000 (8)
Director                     1999      -0-                    -0-           120,000                  20,000 (7)
                                                                                                     45,000 (6)
---------------------------- --------- ---------------------- ------------- ------------------------ ---------------------
Waheed Akbar, (13)           2000      -0-                    -0-           -0-                      20,000 (8)
Director                     1999      -0-                    N/A           N/A
---------------------------- --------- ---------------------- ------------- ------------------------ ---------------------
Cary Burch,                  2000      -0-                    -0-           -0-                      20,000 (8)
Director                     1999                             N/A           N/A
---------------------------- --------- ---------------------- ------------- ------------------------ ---------------------
All Directors as a           2000      $350,000               -0-           4,734,248                140,000
Group (7 persons)            1999       350,000               30,000        3,454,998                1,185,000
---------------------------- --------- ---------------------- ------------- ------------------------ ---------------------

------------------------------------

(1) No officers received or will receive any bonus or other annual compensation other than salaries during fiscal 2000. The table does not include any amounts for personal benefits extended to officers of the Company, such as the cost of automobiles, life insurance and supplemental medical insurance, because the specific dollar amounts of such personal benefits, if any, cannot be ascertained.

(2) No officers received or will receive any long-term incentive plan (LTIP) payouts or other payouts during fiscal 1999.

(3) All stock awards are shares of Common Stock of the Company.

(4) All securities underlying options are shares of Common Stock of the Company.

(5) Includes 150,000 options granted under the Employment Contract between the Company and Employee at an exercise price of $2.58 vesting in April 2000; additional 150,000 options granted under the Employment Contract between the Company and Employee at an exercise price of $3.58. The later 150,000 options have not vested, they will vest in April 2001. All underlying shares are restricted under Rule 144.

(6) Includes 20,000 options granted to each Director for the term 1998-1999 at an exercise price of $1.44 for five years from May 18, 1999; includes 25,000 options granted as Chairman of the Board at an exercise price of $1.44 for five years from May 18, 1999;

(7) Includes 20,000 options granted to each Director for the term 1996-1997 at an exercise price of $.01 for five years from March 31, 1997.

(8) Includes 20,000 Options granted to each Director of the Company for the 1999-2000 term at an exercise price of $5.00 to vest at the end of the term. Options are for a five-year term from September 1999 . For those directors that are 10% or more shareholders, the exercise price is $5.50.

(9) Includes 100,000 options granted to Najeeb Ghauri as the officer of the Company in February 2000 with an exercise price of $19.00 per share. The options vested immediately and the underlying shares are for Rule 144 shares. The options have a term of five years from date of grant.

(10) Includes 20,000 Options granted to Officers of NetSol UK in August 1999, at an exercise price of $5.00 to vest one year from the date of grant. Options are for a term of five years from August 1999.

(11) Naeem Ghauri received a signing bonus upon the execution of his employment agreement dated April, 17, 1999.

(12) Mr. Ghauri pledged 448,750 of his shares as collateral to obtain a margin loan. The financial institution provided the loan under the condition that the stock prices not fall below $20 per share. Should it falls below $20, then the financial institution would force sale of the shares to recover the loan amount. Due to a decline in NetSol's stock price, the financial institution demanded the entire loan be paid back. Mr. Ghauri returned majority portion of the loan; however, between September 15 and September 30, 2000, the financial institution sold 72,900 shares to cover the loan.

(13) Dr. Akbar participated in a Private Placement in August 1999 underwritten by the Company and obtained such shares in that offering.

     At this time, the Company does not have a company-sponsored 401(k) retirement salary plan that is available to its employees. However, the Company is presently exploring a company-sponsored 401 (k) plan for its all US based employees and is expected to formalize it by early year 2001.

     OPTION EXERCISES AND HOLDINGS. The following table sets forth information concerning each exercise of a stock option during the fiscal year ended June 30, 2000 by each of the Named Executives and the number and value of unexercised options granted by the Company held by each of the Named Executives on October 23, 2000.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-ENDED OPTION
VALUES
-------------------------------------------------------------------------------

------------------- ---------------------------- --------------------- -------------------------------- ---------------------------
Name                Number of Shares Acquired    Value Realized (1)    Number of Shares Underlying      Value of unexercised
                    on Exercise                                        Unexercised Options at 6/30/00   in-the-money Options at
                                                                       Exercisable/ Unexercisable       6/30/00(2)(3)
                                                                                                        Exercisable/Unexercisable
------------------- ---------------------------- --------------------- -------------------------------- ---------------------------
Najeeb U. Ghauri    245,000                      $12,564,400           420,000/0                        $11,976,000/0
------------------- ---------------------------- --------------------- -------------------------------- ---------------------------
Irfan Mustafa       0                            0                     85,000/0                         2,852,500/0
------------------- ---------------------------- --------------------- -------------------------------- ---------------------------
Cary Burch          0                            0                     20,000/0                         610,00/0
------------------- ---------------------------- --------------------- -------------------------------- ---------------------------
Salim Ghauri        150,000                      $8,463,000            320,000/0                        10,326,000/0
------------------- ---------------------------- --------------------- -------------------------------- ---------------------------
Shahab Ghauri       150,000                      $8,463,000            40,000/0                         1,200,000/0
------------------- ---------------------------- --------------------- -------------------------------- ---------------------------
Naeem Ghauri        150,000                      $8,463,000            320,000/0                        10,326,000/0
------------------- ---------------------------- --------------------- -------------------------------- ---------------------------
Waheed Akbar        0                            0                     20,000                           610,000/0
------------------- ---------------------------- --------------------- -------------------------------- ---------------------------

-----------------------------------
(1) Market value on the date of exercise of shares covered by options exercised, less option exercise price.

(2) Market value of the shares covered by in-the-money options as of the Company's fiscal year end June 30, 2000, less the option exercise price.

(3) Market Price on June 30, 2000 was $35.50.

COMPENSATION OF DIRECTORS; THE 1999 STOCK OPTION PLAN

     The Company may reimburse each director for out-of-pocket expenses incurred in connection with their attendance at meetings. In addition, the 1999 Incentive and Nonstatutory Stock Option Plan provides for the grant of stock options to nonemployee directors of the Company without any action on the part of the Board of Directors, upon the terms and conditions set forth in the 1999 Stock Option Plan. The exercise price of such options shall be equal to 100 percent of the fair market value of the Common Stock subject to the option on the date on which such options are granted. Each option shall be subject to the other provisions of the 1999 Incentive and Nonstatutory Stock Option Plan.

     The Company does not pay its directors who are not employees of or consultants to the Company. Directors elected will receive 25,000 options at an exercise price of $5.00 per share, restricted under Rule 144 for the 2000-2001 term served for their services. The Company will reimburse the directors for their expenses incurred during their term as a director directly relating to their position as a director.

EMPLOYMENT AGREEMENTS

     Messrs. Najeeb Ghauri, Naeem Ghauri and Salim Ghauri each have employment contracts with the Company for a period of three years, which commenced in 1999.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of October 23, 2000, certain information regarding the ownership of the Common Stock of the Company by (i) each person who is known to the Company to own, of record or beneficially, more than five percent of the Common Stock, (ii) each of the Company's directors and director nominees and (iii) all directors and executive officers as a group. Where the persons listed have the right to acquire additional shares of Common Stock through the exercise of options or warrants within 60 days, such additional shares are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by such persons, but are not deemed to be outstanding for the purpose of computing the percentage ownership interests of any other person. Unless otherwise indicated, each of the stockholders shown in the table below has sole voting and investment power with respect to the shares beneficially owned.

           --------------------------------------------------

------------------------------------- ----------------------------------- -----------------------------------
Beneficially Name                     Number of Shares (1)                Percentage Owned
------------------------------------- ----------------------------------- -----------------------------------
Najeeb Ghauri                         735,000 (2)                         6.6%
------------------------------------- ----------------------------------- -----------------------------------
Naeem Ghauri                          1,376,416 (3)                       12.4%
------------------------------------- ----------------------------------- -----------------------------------
Irfan Mustafa                         140,000 (4)                         1.3%
------------------------------------- ----------------------------------- -----------------------------------
Salim Ghauri                          1,386,416 (3)                       12.5%
------------------------------------- ----------------------------------- -----------------------------------
Shahab Ghauri                         1,236,416 (6)                       11.2%
------------------------------------- ----------------------------------- -----------------------------------
Cary Burch                            20,000 (5)                          *
------------------------------------- ----------------------------------- -----------------------------------
Waheed Akbar                          20,000 (5)                          *
------------------------------------- ----------------------------------- -----------------------------------
Blue Water Master Fund LP(7)          2,115,900                           19.22%
------------------------------------- ----------------------------------- -----------------------------------
All directors as a group (7 persons)  6,440,664                           44 %


*    Less than one percent

(1) Except as otherwise indicated, the Company believes that the beneficial owners of Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

(2)  Includes 150,000 options granted under Employment Contract between the

     Company and Employee at an exercise price of $2.58 vested in April 2000 and another 150,000 granted to the Employee at an exercise price of $3.58 vesting in April 2001; includes 20,000options granted to each Director at an exercise price of $5.50 for five years from September 1999 for their services during the 1999-2000 term.

(3) Includes 150,000 options granted under Employment Contract between the Company and Employee at an exercise price of $2.58 vested in April 2000 and another 150,000 granted to the Employee at an exercise price of $3.58 vesting in April 2001; includes 20,000 options granted to each Director at an exercise price of $5.00 for five years from September 1999 for their services during the 1999-2000 term. For those directors that are 10% shareholder, the exercise price is $5.50.

(4) Includes 20,000 options granted to each Director for the term 1997-1998 at an exercise price of $.01 for five years from May 12, 1997; Includes 20,000 options granted to each Director for the term 1998-1999 at an exercise price of $1.44 for five years from May 18, 1999; includes 25,000 options granted as Chairman of the Board at an exercise price of $1.44 for five years from May 18, 1999.

(5) Includes 20,000 options granted to each Director for the term 1999-2000 at an exercise price of $5.00 for five years from September 1999.

(6) Includes 20,000 Options granted to Officers of NetSol UK in August 1999, at an exercise price of $5.00 to vest one year from the date of grant. Options are for a term of five years from August 1999; Includes 20,000 options granted to each Director for the term 1999-2000 at an exercise price of $5.00 for five years from September 1999. For those directors that are 10% or more shareholders, the exercise price is $5.50.

(7) Blue Water Master Fund LP reported its holdings on Schedule 13D/A as filed with the Securities and Exchange Commission on April 27, 2000.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

In September 1999, the Company entered into a Consulting Contract with one of the directors of the Company, Irfan Mustafa, for Mr. Mustafa to develop and advises the Company on marketing strategies, develop investor relations and develop strategic alliances. In addition, Mr. Mustafa is to assist the board of directors in mergers, acquisitions and other business combinations.

The Company's management believes that the terms of these transactions are no less favorable to the Company than would have been obtained from an unaffiliated third party in similar transactions. All future transactions with affiliates will be on terms no less favorable than could be obtained from unaffiliated third parties, and will be approved by a majority of the disinterested directors.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR FISCAL 1999
                               (PROPOSAL #2)

     The Board of Directors has appointed Stonefield Josephson, Inc. as independent auditors of the Company with respect to its operations for fiscal year 2001, and has further directed that management submit such appointment for ratification by the holders of the Common Stock at the annual meeting of Stockholders. In taking this action, the members of the Board considered carefully Stonefield Josephson, Inc.'s reputation in providing accounting services to other companies in the software and retail industries, its independence with respect to the services to be performed, its general reputation for adherence to professional auditing standards and the performance of Stonefield Josephson, Inc. during the audit of the Company's consolidated financial statements for fiscal 1998,1999 and 2000.

     Stockholder ratification of the selection of Stonefield Josephson, Inc. as the Company's independent auditors is not required by the Company's Bylaws or otherwise. The Board, however, is submitting the selection of Stonefield Josephson, Inc. to the stockholders for ratification as a matter of good corporate practice. Therefore, there will be presented at the Annual Meeting a proposal for the ratification of this appointment, which the Board of Directors believes is advisable and in the best interests of the stockholders. If the appointment of Stonefield Josephson, Inc. is not ratified, the Board of Directors will consider the matter of the appointment of independent public accountants.

     The affirmative vote of holders of a majority of the aggregate voting power of Common Stock issued, outstanding and entitled to vote, present or represented at the Annual Meeting, a quorum being present, is required for the adoption of this proposal. Broker nonvotes with respect to this matter will be treated as neither a vote "for" nor a vote "against" the matter, although they will be counted in determining if a quorum is present. However, abstentions will be considered in determining the number of votes required to attain a majority of the shares present or represented at the Annual Meeting and entitled to vote. Accordingly, an abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote "against" the matter because it represents a share present or represented at the Annual Meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

         THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF STONEFIELD JOSEPHSON, INC. AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL 2001.

            DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2001

     The Rules of the Securities and Exchange Commission permit stockholders of the Company, after notice to the Company, to present proposals for stockholder action in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action and are not properly omitted by Company action in accordance with the proxy rules published by the Securities and Exchange Commission. The Company's 2000 annual meeting of stockholders is expected to be held on or about November 15, 2001, and proxy materials in connection with that meeting are expected to be mailed on or about September 28, 2001. The Company on or before June 18, 2001 must receive stockholder proposals prepared in accordance with the proxy 11 rules.

                           FILINGS UNDER SECTION 16(A)

     Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons holding ten percent or more of a registered class of the Company's equity securities, to file reports regarding their ownership and regarding their acquisitions and dispositions of the Company's equity securities with the Securities and Exchange Commission. Officers, directors and greater than ten-percent beneficial owners are required by applicable regulations to furnish the Company with copies of any Section 16(a) forms they file.

     Based solely upon a review of the copies of the forms furnished to the Company and written representations of the Company's directors and executive officers, the Company believes that the filings required and applicable to its officers, directors and ten-percent beneficial owners were complied with during fiscal 2000.

                                  OTHER MATTERS

     The Board of Directors of the Company does not intend to present any business at the Annual Meeting other than the matters specifically set forth in this Proxy Statement and knows of no other business to come before the Annual Meeting. However, on all matters properly brought before the Annual Meeting by the Board or by others, the persons named as proxies in the accompanying proxy will vote in accordance with their best judgment.

     It is important that your shares are represented and voted at the Annual Meeting, whether or not you plan to attend. Accordingly, we respectfully request that you sign, date and mail your Proxy in the enclosed envelope as promptly as possible.

     A copy of NetSol International, Inc.'s Annual Report on Form 10-KSB for the year ended June 30, 2000, which has been filed with the SEC pursuant to the Exchange Act, may be obtained without charge upon written request to Najeeb U. Ghauri, President, NetSol International, Inc., 24025 Park Sorrento, Suite 220, Calabasas, CA 91302 or from the Internet at WWW.SEC.GOV from the SEC's Edgar database.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /S/ NAJEEB U. GHAURI
                                       Najeeb U. Ghauri
                                       President

NetSol International, Inc.
24025 Park Sorrento, Suite 220,
Calabasas, CA 91302

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Najeeb U. Ghauri, with full power of substitution, as his or her Proxy to represent and vote, as designated below, all of the shares of the Common Stock of NetSol International, Inc., registered in the name of the undersigned on November 1, 2000 with the powers the undersigned would possess if personally present at the 2000 Annual Meeting of Stockholders to be held at the 24025 Park Sorrento, Suite 220, Calabasas, CA 91302 at 10:00 A.M. local time, on November 29, 2000 and at any adjournment thereof, hereby revoking any proxy or proxies previously given.

1.       ELECTION OF DIRECTORS:

                   FOR all nominees listed below / / WITHHOLD AUTHORITY / / (except as marked to the contrary to vote for all below)

(To WITHHOLD authority to vote for any individual nominee strike a line through the nominee's name below)

Najeeb Ghauri       Naeem Ghauri  Salim Ghauri      Shahab Ghauri  Irfan Mustafa
Waheed Akbar, M.D.  Cary Burch    Nasim Ashraf, M.D.

         / / For          / / Against               / / Abstain

------------------------------------------------------------------------------

2. Proposal to ratify the appointment of Stonefield Josephson, Inc. as the Company's independent auditors for fiscal 2001.

         / / For          / / Against               / / Abstain

     Discretionary authority is hereby granted with respect to such other matters as may properly come before the Annual Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR AND, "FOR" PROPOSAL #2, AND IN THE PROXY'S DISCRETION ON ANY OTHER MATTERS TO COME BEFORE THE MEETING.

                                        Dated:__________________________ ,2000


                                        --------------------------------------
                                                     (Signature)

                                        --------------------------------------
                                                  (Second signature)

                                    PLEASE DATE AND SIGN ABOVE exactly as your name appears on your Stock Certificate, indicating where appropriate, official position or representative capacity.